Exhibit 10.8

THIRD AMENDMENT AGREEMENT

THIRD AMENDMENT AGREEMENT (this “Agreement”) dated as of December 2, 2014 by and among (1) Information Services Group, Inc. (the “Borrower”), (2) International Advisory Holdings Corp., International Consulting Acquisition Corp., TPI Advisory Services Americas, Inc., ISG Information Services Group Americas, Inc. (formerly known as Technology Partners International, Inc.) and TPI Eurosourcing, L.L.C. (collectively, the “Guarantors”), (3) the financial institutions party to the Credit Agreement (as defined below) as lenders (collectively, the “Lenders” and individually, a “Lender”), and (4) Bank of America, N.A. (“Bank of America”) as administrative agent (the “Administrative Agent”) for the Lenders and as Swing Line Lender and Issuing Bank with respect to a certain Credit Agreement dated as of May 3, 2013, by and among the Borrower, the Guarantors, the Lenders, the Administrative Agent, the Issuing Bank and BMO Harris Bank N.A. and Fifth Third Bank as co-Syndication Agents, as amended by that certain First Amendment Agreement dated as of November 14, 2013, by and among the Borrower, the Guarantors, the Lenders and the Administrative Agent and that certain Second Amendment Agreement dated as of March 18, 2014, by and among the Borrower, the Guarantors, the Lenders and the Administrative Agent (as amended, the “Credit Agreement”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders have agreed to such amendments, on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

§1.                               Definitions.  Capitalized terms used herein without definition that are defined in the Credit Agreement shall have the same meanings herein as therein.

§2.                               Ratification of Existing Agreements.  All of the Loan Parties’ obligations and liabilities to the Administrative Agent, the Issuing Bank and the Lenders as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Loan Documents, are, by each Loan Party’s execution of this Agreement, ratified and confirmed in all respects.  In addition, by each Loan Party’s execution of this Agreement, each of the Loan Parties represents and warrants that no Loan Party has any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.

§3.                               Representations and Warranties.  Each of the Loan Parties hereby represents and warrants to the Administrative Agent, the Issuing Bank and Lenders that all of the representations and warranties made by the Loan Parties in the Credit Agreement, the Notes and the other Loan Documents are true in all material respects on the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate expressly to an earlier date.

§4.                               Conditions Precedent.  The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction of each of the following conditions precedent:

(a)                                 Representations and Warranties.  All of the representations and warranties made by the Loan Parties herein, whether directly or incorporated by reference, shall be true and correct on the date hereof except as provided in §3 hereof.

(b)                                 Performance; No Event of Default.  The Loan Parties shall have performed and complied in all respects with all terms and conditions herein required to be performed or complied with by them prior to or at the time hereof, and there shall exist no Default or Event of Default.

(c)                                  Action.  All requisite corporate or other action necessary for the valid execution, delivery and performance by the Loan Parties of this Agreement and all other instruments and documents delivered by the Loan Parties in connection herewith shall have been duly and effectively taken.

(d)                                 Expenses and Fees.  The Borrower shall have paid to the Administrative Agent the reasonable fees and expenses of counsel to the Administrative Agent in connection with the preparation of this Agreement.

(e)                                  Delivery.  The Loan Parties, the Administrative Agent, the Required Lenders and the Issuing Bank shall have executed and delivered this Agreement.  In addition, the Loan Parties shall have executed and delivered such further instruments and taken such further action as the Administrative Agent and the Required Lenders may have reasonably requested, in each case further to effect the purposes of this Agreement, the Credit Agreement and the other Loan Documents.

§5.                               Amendments to the Credit Agreement.

(a)                                 Amendment to Section 1.01 of the Credit Agreement. The definition of “Consolidated Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:

“Consolidated Fixed Charge Coverage Ratio” means, at any date of determination, the ratio of (a) (i) Consolidated EBITDA, plus (ii) the one-time unamortized deferred financing fees previously incurred by Borrower and recognized as an expense on or about the Closing Date in connection with Indebtedness of the Loan Parties being refinanced by this Agreement on the Closing Date in an aggregate amount not to exceed $554,000, less (iii) the aggregate amount of all Restricted Payments made during the most recently completed Measurement Period (other than the making by the Borrower of that certain one-time special dividend on or before March 31, 2015 in an aggregate amount not to exceed $5,500,000), less (iv) the aggregate amount of all Capital Expenditures made by the Borrower and its Subsidiaries during the most recently completed Measurement Period, less (v) the aggregate amount of federal, state, local and foreign income taxes paid or required to be paid, in each case, of or by the Borrower and its Subsidiaries for the most recently completed Measurement

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Period to (b) the sum of (i) Consolidated Interest Charges, and (ii) the aggregate principal amount of all redemptions or similar acquisitions for value of outstanding debt for borrowed money or regularly scheduled principal payments during such Measurement Period, but excluding (x) the redemption of the Convertible Debenture owing to CPIV S.A. in a principal amount not to exceed $1,672,361 and (y) any such payments to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 7.02.

(b)                                 Amendment to Section 7.06 of the Credit Agreement.  Clause (d) of Section 7.06 of the Credit Agreement is hereby amended by deleting the reference to “clause (c)” in the fourth line therein and inserting “clause (d)” in lieu thereof.

§6.                               Miscellaneous Provisions.

(a)                                 Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Notes and the other Loan Documents shall remain the same.  The Credit Agreement, as amended hereby, shall continue in full force and effect, and this Agreement and the Credit Agreement, shall be read and construed as one instrument.

(b)                                 THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(c)                                  This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.  A facsimile or other electronic transmission of an executed counterpart shall have the same effect as the original executed counterpart.

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IN WITNESS WHEREOF, the undersigned have duly executed this Third Amendment Agreement as of the date first set forth above.

INFORMATION SERVICES GROUP, INC.

By:	/s/ David Berger
Name:	David Berger
Title:	Chief Financial Officer

INTERNATIONAL ADVISORY HOLDINGS CORP.

By:	/s/ David Berger
Name:	David Berger
Title:	President & Chief Financial Officer

INTERNATIONAL CONSULTING ACQUISITION CORP.

By:	/s/ David Berger
Name:	David Berger
Title:	President & Chief Financial Officer

TPI ADVISORY SERVICES AMERICAS, INC.

By:	/s/ David Berger
Name:	David Berger
Title:	President

ISG INFORMATION SERVICES GROUP AMERICAS, INC. (formerly known as Technology Partners International, Inc.)

By:	/s/ David Berger
Name:	David Berger
Title:	Vice President & Secretary

TPI EUROSOURCING, L.L.C.

By:	/s/ David Berger
Name:	David Berger
Title:	President & Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

FIFTH THIRD BANK

By:
Name:
Title:

BMO HARRIS BANK N.A.

By:
Name:
Title:

WEBSTER BANK, NATIONAL ASSOCIATION

By:
Name:
Title: